EXHIBIT 32.02

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I,Carl A. Serger , Chief Financial Officer ofSteben & Company Inc., the General Partner of Aspect Global Diversified Fund LP (“Fund”), hereby certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)      The Fund’s Annual Report on Form 10-K for the year ended December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (“Annual Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)      The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: March 26, 2010

By:	/s/ Carl A. Serger
Carl A. Serger
Chief Financial Officer of the General Partner
(Principal Financial and Accounting Officer)